POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect to securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of January 2006.

/s/ Kevin Burke
Kevin Burke

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect to securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of January 2006.

/s/ Robert N. Hoglund
Robert N. Hoglund

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect to securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of January 2006.

/s/ Edward J. Rasmussen
Edward J. Rasmussen

Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect to securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of January 2006.

/s/ Vincent A. Calarco
Vincent A. Calarco

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect to securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of January 2006.

/s/ George Campbell, Jr.
George Campbell, Jr.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of January 2006.

/s/ Gordon J. Davis
Gordon J. Davis

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect to securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of January 2006.

/s/ Michael J. Del Giudice
Michael J. Del Giudice

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect to securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January 2006.

/s/ Ellen V. Futter
Ellen V. Futter

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect to securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2006.

/s/ Sally Hernandez
Sally Hernandez

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect to securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of January 2006.

/s/ Peter W. Likins
Peter W. Likins

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect to securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of January 2006.

/s/ Eugene R. McGrath
Eugene R. McGrath

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kevin Burke, Robert N. Hoglund, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more Registration Statements to be filed by Con Edison with the Securities and Exchange Commission under the Securities Act of 1933 with respect to securities of Con Edison and exchange offers relating to such securities, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of January 2006.

/s/ Stephen R. Volk
Stephen R. Volk